Exhibit 32

                                 CERTIFICATIONS

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-KSB/A for the year ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Groteke, President, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes- Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 28, 2005

                                                By: /s/Walter M. Groteke
                                                Walter M. Groteke
                                                Chairman of the Board, President
                                                and Chief Executive Officer

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-KSB/A for the year ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 28, 2005
                                              By: /s/Peter C. Castle
                                              Peter C. Castle
                                              Secretary and Treasurer
                                              Chief Financial Officer and
                                              Chief Accounting Officer